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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 11, 2007



                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-19027                    84-1057605
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)


              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 2.02: Results of Operations and Financial Condition

     On April 11, 2007, Simtek Corporation (the "Company") issued a press release announcing to investors that it expects product revenue to be approximately $8 million for the first quarter of 2007 and that the first quarter investor earnings call will be held on April 26, 2007. A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits

     (d)  Exhibits

          Exhibit Number    Description
          --------------    -----------

              99.1 Press release of the Company dated April 11, 2007, titled "Simtek Corporation Confirms Revenue Guidance and Schedules First Quarter 2007 Financial Results Conference Call on April 26"

Forward Looking Statements

This Current Report on Form 8-K and the press release attached as an exhibit hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on management's current expectations about the Company and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in the applicable statements.

































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


April 12, 2007






































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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     99.1 Press release of the Company dated April 11, 2007, titled "Simtek Corporation Confirms Revenue Guidance and Schedules First Quarter 2007 Financial Results Conference Call on April 26"








































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